Exhibit 10.7(ii)

                           Service Agreement Amendment


         Agreement effective March 1, 1996, by and between Penn Independent Corporation, 420 S. York Road, Hatboro, Pennsylvania, 19040 ("PIC") and Penn-America Group, Inc., 420 S. York Road, Hatboro, Pennsylvania, 19040 ("PAG").

         WHEREAS, the parties hereto are parties to a Service Agreement dated August 20, 1993, as most recently amended effective January 1, 1996 (the "Service Agreement"), and

         WHEREAS, the parties wish to amend the Service Agreement effective as of the effective date of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements contained herein, and intending to be legally bound, the parties hereto agree that Exhibit A of the Service Agreement is amended to read in its entirety as set forth on Exhibit A attached hereto and incorporated herein by reference.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.



PENN INDEPENDENT CORPORATION        PENN-AMERICA GROUP, INC.


BY: /s/ Robert A. Lear              BY: /s/ Jon S. Saltzman
    --------------------------          ------------------------------

                                    Exhibit A


Penn-Independent Employees:

                                         Percent of Annual        Total Annual
                               Annual    Salary Charged to       Salary Charged
       Name                    Salary          PAG                   to PAG

Irvin Saltzman                $256,000          25%                 $64,000
James Heerin                    80,000           7%                   6,000
Robert A. Lear                 194,000           7%                  14,000
Executive Support               34,000           9%                   3,000
Human Resources                209,000          35%                  73,000
Mail & Supplies                 58,000          35%                  20,000
Maintenance                    130,000          42%                  55,000
                                                                -----------
                                                                   $235,000


Penn Independent Allocated Overhead and Administrative Support:

                                                                   Total Annual
                                            Percent of Annual    Cost Charged to
  Description               Annual Cost    Cost Charged to PAG         PAG

Office                        $10,000            20%                  $2,000
Professional                   25,000            20%                   5,000
Telephone                      20,000            20%                   4,000
Insurance                      11,000            18%                   2,000
Travel & Entertain.            10,000            20%                   2,000
Rent                          100,000            20%                  20,000
Miscellaneous                  10,000            20%                   2,000
                                                                ------------
                                                                     $37,000

Retirement Packages:                                                 $53,000
                                                                ============
        Total Annualized Charges to PAG                             $325,000

        Monthly Charges to PAG                                       $27,083

                           Service Agreement Amendment


         Agreement effective January 1, 1996, by and between Penn Independent Corporation, 420 S. York Road, Hatboro, Pennsylvania, 19040 ("PIC") and Penn-America Group, Inc., 420 S. York Road, Hatboro, Pennsylvania, 19040 ("PAG").

         WHEREAS, the parties hereto are parties to a Service Agreement dated August 20, 1993, as most recently amended effective January 1, 1995 (the "Service Agreement"), and

         WHEREAS, the parties wish to amend the Service Agreement effective as of the effective date of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements contained herein, and intending to be legally bound, the parties hereto agree that Exhibit A of the Service Agreement is amended to read in its entirety as set forth on Exhibit A attached hereto and incorporated herein by reference.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.



PENN INDEPENDENT CORPORATION            PENN-AMERICA GROUP, INC.


BY: /s/ Robert A. Lear                  BY: /s/ Rosemary Ferrero
    ------------------------                --------------------

                                    Exhibit A


Penn-Independent Employees:

                                         Percent of Annual           Total
                               Annual    Salary Charged to       Annual Salary
     Name                     Salary          PAG              Charged to PAG

Irvin Saltzman               $256,000          64%                $164,000
James Heerin                   80,000           7%                   6,000
Robert A. Lear                194,000           7%                  14,000
Executive Support              34,000        22.5%                   8,000
Human Resources               209,000          35%                  73,000
Mail & Supplies                58,000          35%                  20,000
Maintenance                   130,000          42%                  55,000
                                                                ----------
                                                                  $340,000


Penn Independent Allocated Overhead and Administrative Support:

                                       Percent of Annual      Total Annual
                                          Cost Charged      Cost Charged to
 Description               Annual Cost       to PAG                PAG

Office                      $10,000            20%               $2,000
Professional                 25,000            20%                5,000
Telephone                    20,000            20%                4,000
Insurance                    11,000            18%                2,000
Travel & Entertain.          10,000            20%                2,000
Rent                        100,000            20%               20,000
Miscellaneous                10,000            20%                2,000
                                                              ---------
                                                                $37,000

Retirement Packages:                                            $53,000
                                                              =========
         Total Annualized Charges to PAG                       $430,000

         Monthly Charges to PAG                                 $35,833